UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2016

VET ONLINE SUPPLY, INC.
(Exact name of Company as specified in its charter)

Florida	333-207001	47-0990570
(State or other jurisdiction of Incorporation)	(Commission Number)	(IRS Employer Identification Number)

1401 Market Street, PMB 309 San Diego, California 92101
(Address of Principal executive offices)

Phone: (442) 222-4425
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5  CORPORATE GOVERNANCE and MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION

On July 25, 2016, the Company filed a Certificate of Amendment with the State of Florida to increase the number of authorized Common Stock, par value $0.001, to 8,000,000,000, and to effect a forward split of 150 shares for each 1 share of issued and outstanding shares of the Company’s Common Stock (“Forward Split”).  The effective date of the Forward Split is July 27, 2016.

ITEM 8.01  OTHER INFORMATION

On July 25, 2016, the Company filed a Certificate of Amendment with the State of Florida to change the address of the principal executive offices to 1401 Market Street, PMB 309, San Diego, California 92101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VET ONLINE SUPPLY, INC.

Date: August 4, 2016	By:	/s/ Edward Aruda
Name: Edward Aruda
Title: President